                                                                    EXHIBIT 99.3


                  SEVEN SEAS PETROLEUM, INC.
CASE NO.:         02-45206-H2-11
PETITION DATE:    DECEMBER 20, 2002
================================================================================

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION



CASE NAME:                               CASE NUMBER:               CH 11 CONVERSION DATE:          CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.               02-45206-H2-11             JANUARY 14, 2003                JANUARY 14, 2003

TRUSTEE'S MONTHLY OPERATING REPORT SUMMARY FOR:                     JULY 2003


              MONTH                   JAN 2003     FEB 2003      MAR 2003     APRIL 2003   MAY 2003      JUNE 2003    JULY 2003
----------------------------------    ---------    ---------     --------     ----------   --------      ---------    ---------
REVENUES (MOR-6)                              0            0            0            0            0              0            0
INCOME (LOSS) BEFORE INTEREST,
DEPRECIATION, OTHER ITEMS & INCOME
TAXES (MOR-6)                          (177,000)    (384,000)    (203,000)    (106,000)    (497,000)      (213,000)     (95,000)
NET INCOME (LOSS) (MOR-6)              (265,000)    (473,000)    (293,000)    (197,000)    (779,000)      (305,000)    (187,000)
PAYMENTS TO INSIDERS (MOR-9)               NONE         NONE         NONE         NONE         NONE           NONE         NONE
PAYMENTS TO PROFESSIONALS (MOR-9)          NONE         NONE       55,000       50,000            0              0            0
TOTAL DISBURSEMENTS (MOR-7)           1,687,781    1,496,000      122,000      172,000      255,000        157,000       99,000


THE ORIGINAL OF THIS DOCUMENT MUST BE FILED WITH THE U.S. BANKRUPTCY COURT AND A COPY MUST BE SENT TO THE U.S. TRUSTEE


  REQUIRED INSURANCE MAINTAINED           EXPIRATION
      AS OF SIGNATURE DATE                   DATE
                                          ---------          CHAPTER 11 TRUSTEE: Ben B. Floyd
CASUALTY           YES(X)  NO ( )         12/31/2003         FIRM: Floyd, Isgur, Rios & Wahrlich, P.C.
LIABILITY          YES(X)  NO ( )         12/31/2003         ADDRESS: 700 Louisiana, Suite 4600
VEHICLE            YES(X)  NO ( )         12/31/2003         ADDRESS:
WORKERS' COMP      YES(X)  NO ( )         12/31/2003         CITY, STATE, ZIP: Houston, TX 77002
OTHER __________   YES( )  NO ( )           -    -           TELEPHONE: (713) 222-1470
                                                             FACSIMILE: (713) 222-1475

Are all accounts receivable being collected within terms?      YES

Are all post-petition liabilities, including taxes, being paid within
terms?                                                                  YES

Have any pre-petition liabilities been paid?          NO

If yes, describe:

Are all funds received being deposited into Trustee's bank accounts?

All funds are being deposited into accounts controlled by the Trustee. YES

Were any assets disposed of outside the normal course of business?      NO

If yes, describe:

Are all U.S. Quarterly Fee Payments current?          YES, AS OF FILING DATE.

What is the status of the Plan of Reorganization?     PENDING

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED:                                               DATE:
       ------------------------------------------          --------------------
       BEN B. FLOYD, CHAPTER 11 TRUSTEE


CASE NAME:                                   CASE NUMBER:               CH 11 CONVERSION DATE:           CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.                   02-45206-H2-11             JANUARY 14, 2003                 JANUARY 14, 2003

COMPARATIVE BALANCE SHEETS (000'S)


                                           JAN 31,      FEB 28,      MAR 31,     APRIL 30,     MAY 31,      JUNE 30      JULY 31
               ASSETS                       2003         2003         2003         2003         2003         2003         2003
               ------                      -------      -------      -------     ---------     -------      -------      -------
 CURRENT ASSETS
 Cash                                       4,656        3,162        3,063        2,892        2,637        2,480        2,383
 Accounts Receivable, Net                     200          200          200          200           10           10           10 A.
 Inventory: Lower of Cost or Market             0            0            0            0            0            0            0
 Prepaid Expenses                              25           25           16           16           16           16           16
 Investments in Subs                        6,396        7,756        7,722        7,808        7,808        7,846        7,857
 Other                                      2,285        2,193        2,101        2,009        1,917        1,825        1,733 B.
                                           ======       ======       ======       ======       ======       ======       ======
 TOTAL CURRENT ASSETS                      13,562       13,336       13,102       12,925       12,388       12,177       11,999

 Furniture, Equipment & Fixtures (*)            0            0            0            0            0            0            0 C.
 Less Accumulated Depreciation                  0            0            0            0            0            0            0
                                           ======       ======       ======       ======       ======       ======       ======
 Net Book Value of F&F                          0            0            0            0            0            0            0

 OTHER ASSETS:
 1.
 2.
 3.
 4.
                                           ======       ======       ======       ======       ======       ======       ======
 TOTAL OTHER ASSETS
                                           ======       ======       ======       ======       ======       ======       ======
 TOTAL ASSETS                              13,562       13,336       13,102       12,925       12,388       12,177       11,999


                                     MOR-2


(*)  PER MOR FILED BY THE DEBTOR

A.   Note receivable due from Larry Ray in November 2003.

B. Capitalized costs related to debt issuance. Costs are amortized over life of debt.

C.   All furniture & equipment is held in the Debtor subsidiaries.


CASE NAME:                                   CASE NUMBER:               CH 11 CONVERSION DATE:            CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.                   02-45206-H2-11             JANUARY 14, 2003                  JANUARY 14, 2003

COMPARATIVE BALANCE SHEETS (000'S)



          LIABILITIES &              JAN 31,       FEB 28,      MAR 31,     APRIL 30,   MAY 31,      JUNE 30,     JULY 31,
          OWNERS EQUITY                2003         2003         2003         2003        2003         2003         2003
---------------------------------    --------     --------     --------     ---------   --------     --------     --------
LIABILITIES:
POST-PETITION LIABILITIES (MOR-4)          71          318          377          397         640          732          740

PRE-PETITION LIABILITIES:
Notes Payable - Secured                45,000       45,000       45,000       45,000      45,000       45,000       45,000 A.
Accrued Interest - Secured N/Ps         3,508        3,508        3,508        3,508       3,508        3,508        3,508 E.
Priority Debts                              0            0            0            0           0            0            0
Federal Income Tax                          0            0            0            0           0            0            0 B.
Accrued Liabilities                         0            0            0            0           0            0            0
FICA/Withholding                            0            0            0            0           0            0            0 C.
Unsecured Debt                        119,377      119,377      119,377      119,377     119,377      119,377      119,377 D.
Other Liabilities                           0            0            0            0           0            0            0
                                     ========     ========     ========     ========    ========     ========     ========
TOTAL LIABILITIES                     167,956      168,203      168,262      168,282     168,525      168,617      168,625

MEMBERS' EQUITY (DEFICIT):
Preferred Stock                             0            0            0            0           0            0            0
Common Stock                                1            1            1            1           1            1            1
Additional Paid-In Capital            225,940      225,940      225,940      225,940     225,940      225,941      225,942
Retained Earnings                    (380,335)    (380,808)    (381,101)    (381,298)   (382,077)    (382,382)    (382,569) F.
                                     ========     ========     ========     ========    ========     ========     ========
TOTAL OWNERS' EQUITY                 (154,394)    (154,867)    (155,160)    (155,357)   (156,136)    (156,440)    (156,626)
                                     ========     ========     ========     ========    ========     ========     ========
TOTAL LIABILITIES &
OWNERS' EQUITY                         13,562       13,336       13,102       12,925      12,389       12,177       11,999


                                     MOR-3

(*)  PER MOR FILED BY THE DEBTOR

A.   The $45M debt is considered secured debt for purposes of this presentation.

B. A subsidiary of Debtor, SSPUSA, has not paid a 2003 tax prepayment as of filing date.

C. Payroll is handled by a third party firm (Intuit payroll). Intuit collects all payroll taxes and makes the payment.

D. Unsecured debt includes the $110M notes with accrued interest, the unpaid pre-petition liabilities and the change of control agmts.

E. Payment to Secured noteholder's on 10/31/02 is assumed to be prepayment of interest on secured debt. Interest stops accruing on 12/20/02.



CASE NAME:                                   CASE NUMBER:               CH 11 CONVERSION DATE:              CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.                   02-45206-H2-11             JANUARY 14, 2003                    JANUARY 14, 2003

SCHEDULE OF POST-PETITION LIABILITIES  (000'S)


                                     JAN 31,     FEB 28,     MAR 31,   APRIL 30,     MAY 31,    JUNE 30,    JULY 31,
                                      2003        2003        2003       2003         2003        2003        2003
                                     -------     -------     -------   ---------     -------    --------    --------
TRADE ACCOUNTS PAYABLE                     4          60           4          27          32          19          27

TAXES PAYABLE:
 Federal Payroll Taxes                     0           0           0           0           0           0           0 B.
 State Payroll & Sales Taxes               0           0           0           0           0           0           0 B.
 Other Taxes                               0           0           0           0           0           0           0 A.
                                     =======     =======     =======   =========     =======    ========    ========
 TOTAL TAXES PAYABLE                       0           0           0           0           0           0           0

SECURED DEBT
                                     =======     =======     =======   =========     =======    ========    ========

ACCRUED INTEREST PAYABLE

ACCRUED PROFESSIONAL FEES:
 Trustee Fees                             33          43          62          58          84          85          85
 Legal Fees                               28         198         281         283         495         598         598
 Accounting Fees                           6          17          30          29          29          30          30
                                     =======     =======     =======   =========     =======    ========    ========
 TOTAL ACCRUED PROFESSIONAL FEES          67         258         373         370         608         713         713

OTHER ACCRUED LIABILITIES:
1.
2.
3.
4.
                                     =======     =======     =======   =========     =======    ========    ========
 TOTAL OTHER ACCRUED LIABILITIES
                                     =======     =======     =======   =========     =======    ========    ========
TOTAL POST-PETITION
 LIABILITIES (MOR-3)                      71         318         377         397         640         732         740

                                     MOR-4


A.   A subsidiary of debtor, SSPUSA, will need to make 2003 tax prepayment.

B. Payroll is handled by a third party firm (Intuit payroll). Intuit collects all payroll taxes and makes the payment.

CASE NAME:                          CASE NUMBER:               CH 11 CONVERSION DATE:                  CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.          02-45206-H2-11             JANUARY 14, 2003                        JANUARY 14, 2003

                             AGING OF POST-PETITION LIABILITIES (000'S)
                             MONTH: JULY

                              TRADE       FEDERAL      STATE
                             ACCOUNTS     PAYROLL    PAYROLL &    AD VALOREM      OTHER     OTHER     OTHER
DAYS OUTSTANDING             PAYABLE       TAXES    SALES TAXES      TAXES        TAXES     TAXES     TAXES
----------------             --------     -------   -----------   ----------      ------    ------    -----
    0-30                            3
    31-60                          24
    61-90                           0
 91 AND OVER                        0
                             ========     =======   ===========   ==========      ======    ======    =====
    TOTAL                          27        NONE          NONE         NONE        NONE      NONE     NONE

AGING OF ACCOUNTS RECEIVABLE
MONTH: JUNE 2003

                               JAN          FEB         MAR          APRIL         MAY       JUNE      JULY
DAYS OUTSTANDING               2003        2003         2003         2003          2003      2003      2003
----------------               ----        ----         ----         -----         ----      ----      ----
    0-30
    31-60
    61-90
 91 AND OVER
                               ====        ====         ====         =====         ====      ====      ====
    TOTAL                      NONE        NONE         NONE         NONE          NONE      NONE      NONE

CASE NAME:                          CASE NUMBER:                        CH 11 CONVERSION DATE:            CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.          02-45206-H2-11                      JANUARY 14, 2003                  JANUARY 14, 2003

STATEMENT OF INCOME (LOSS) (000'S)

                                              JAN       FEB            MAR          APRIL           MAY         JUNE      JULY
                                             2003       2003           2003          2003           2003        2003      2003
                                             ----       ----           ----         -----           ----        ----      ----
OPERATING REVENUE (MOR-1)                       0          0              0             0              0           0         0
TOTAL COST OF REVENUES                          0          0              0             0              0           0         0
                                             ====       ====           ====          ====           ====        ====      ====
GROSS PROFIT                                    0          0              0             0              0           0         0

OPERATING EXPENSES:

  Selling & Marketing                           0          0              0             0              0           0         0
  General & Administrative                      4          3              4            26             17          18        27
  Insiders Compensation                         0          0              0             0              0           0         0 A.
  Management Fee-- SSPUSA expenses            140        123             82            80            242          98        68
  Professional Fees                            33        258            117             0            238          97         0 B.
  Other                                         0          0              0             0              0           0         0
                                             ====       ====           ====          ====           ====        ====       ===
  TOTAL OPERATING EXPENSES                    177        384            203           106            497         213        95
                                             ====       ====           ====          ====           ====        ====       ===
INCOME BEFORE INTEREST, DEPRECIATION
OTHER ITEMS AND INCOME TAXES (MOR-1)         (177)      (384)          (203)         (106)          (497)       (213)      (95)

  Interest expense                              0          0              0             0              0           0         0 C.
  Amortization expense                         92         92             92            92             92          92        92
  Interest (income)                            (4)        (3)            (2)           (1)             0           0         0
  Other                                         0          0              0             0            190           0         0 D.
                                             ====       ====           ====          ====           ====        ====      ====
  TOTAL INTEREST, DEPRECIATION &
  OTHER ITEMS                                  88         89             90            91            282          92        92
                                             ====       ====           ====          ====           ====        ====      ====
NET INCOME BEFORE INCOME TAXES               (265)      (473)          (293)         (197)          (779)       (305)     (187)
FEDERAL INCOME TAXES                            0          0              0             0              0           0         0
                                             ====       ====           ====          ====           ====        ====      ====
NET INCOME (LOSS) (MOR-1)                    (265)      (473)          (293)         (197)          (779)       (305)     (187)

A.   Payments to Insiders--See note on MOR-9.

B. Represents April & May professional fees and $6K increase related to previous periods.

C. Interest stopped accruing on the companies debt on December 20, 2002, the date of the bankruptcy filing.

D. As part of the court approved KERP, the Larry Ray note was partially forgiven ($190K).

                                     MOR-6

CASE NAME:                          CASE NUMBER:               CH 11 CONVERSION DATE:                  CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.          02-45206-H2-11             JANUARY 14, 2003                        JANUARY 14, 2003

STATEMENT OF CASH RECEIPTS & DISBURSEMENTS (000'S)

                                               JAN          FEB          MAR           APRIL        MAY          JUNE      JULY
                                               2003         2003         2003          2003         2003         2003      2003
                                               -----        -----        -----         -----        -----        -----     -----
CASH - BEGINNING OF MONTH                      3,951        4,655        3,162         3,063        2,892        2,637     2,480
CASH RECEIPTS:
  Receipts from subsidiaries                   1,769            0            0             0            0            0         0
  Receipts of Cash from Restricted Account       620            0            0             0            0            0         0
  Interest income                                  3            3            2             1            0            0         0
  Other                                            0            0           21             0            0            0         0
                                               =====        =====        =====         =====        =====        =====     =====
TOTAL CASH RECEIPTS                            2,392            3           23             1            0            0         0


DISBURSEMENTS FOR OPERATIONS:
  Insurance                                       60            0            0             0            0            0         0
  Distributions to Subsidiaries                1,584        1,474           62           115          242          147        75
  Other Misc.                                     44           22            5             7           13           10        24
                                               =====        =====        =====         =====        =====        =====     =====
TOTAL DISBURSEMENTS FOR OPERATIONS             1,688        1,496           67           122          255          157        99
  Professional fees (MOR-9)                        0            0           55            50            0            0         0
  U.S. Trustee fees                                0            0            0             0            0            0         0
  Other reorganization expenses                    0            0            0             0            0            0         0
                                               =====        =====        =====         =====        =====        =====     =====
TOTAL DISBURSEMENTS                            1,688        1,496          122           172          255          157        99
                                               =====        =====        =====         =====        =====        =====     =====
NET INCREASE (DECREASE) IN CASH FLOW             704       (1,493)         (99)         (171)        (255)        (157)      (99)
                                               =====        =====        =====         =====        =====        =====     =====
CASH - END OF MONTH (MOR-2)                    4,655        3,162        3,063         2,892        2,637        2,480     2,381

                                     MOR-7

CASE NAME:                          CASE NUMBER:               CH 11 CONVERSION DATE:                  CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.          02-45206-H2-11             JANUARY 14, 2003                        JANUARY 14, 2003

BANK ACCOUNT RECONCILIATION (000'S)

            BANK                         STERLING            STERLING              STERLING
----------------------------          ---------------      ------------          -------------
       ACCOUNT NUMBER                   8040245206          8020245206            8060245206
----------------------------          ---------------      ------------          -------------
                                      PARTNER ADVANCE          SSPI
        ACCOUNT TYPE                      ACCOUNT          MONEY MARKET          SSPI CHECKING
----------------------------          ---------------      ------------          -------------
ENDING BALANCE PER BANK                             2             2,381                      0
DEPOSITS IN TRANSIT                                --                --                     --
OUTSTANDING CHECKS                                 --                --                     --
                                      ===============      ============          =============
ADJUSTED BANK BALANCE                               2             2,381                      0


CASH PER BOOKS                                      2             2,381                      0
INTEREST INCOME NOT RECORDED                       --                --                     --
TRANSFERS TO ACCOUNT                               --                --                     --
TRANSFERS FROM ACCOUNT                             --                --                     --
DISBURSEMENTS NOT RECORDED                         --                --                     --
                                      ===============      ============          =============
ENDING CASH PER BOOKS                               2             2,381                      0

Additional Debtor subsidiary proceeds are held in Sterling bank accounts and Colombian peso accounts--not shown above.

                                      MOR-8

CASE NAME:                          CASE NUMBER:               CH 11 CONVERSION DATE:                  CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.          02-45206-H2-11             JANUARY 14, 2003                        JANUARY 14, 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS (000'S)

INSIDERS: NAME/POSITION/COMP.       JAN          FEB          MARCH         APRIL          MAY            JUNE           JULY
            TYPE                    2003         2003          2003          2003          2003           2003           2003
-----------------------------     -------      -------       -------       -------       -------        -------        -------

1.  Larry A. Ray (President)      Note A.      Note A.       Note A.       Note A.       Note A.        Note A.        Note A.
2.  Ronald A. Lefaive (CFO)       Note A.      Note A.       Note A.       Note A.       Note A.        Note A.        Note A.
3.
4.
5.
6.
                                  =======      =======       =======       =======       =======        =======        =======
TOTAL INSIDERS (MOR-1)               NONE         NONE          NONE          NONE          NONE           NONE           NONE


       PROFESSIONALS                  JAN          FEB         MARCH         APRIL           MAY           JUNE           JULY
      NAME/ORDER DATE                2003         2003          2003          2003          2003           2003           2003
----------------------------         ----         ----         -----         -----          ----           ----           ----
1.  Andrews & Kurth                                               28            39             0              0              0
2.  Floyd, Isgur, Rios                                            21             7             0              0              0
3.  Smith & Henault                                                6             4             0              0              0
4.
5.
6.
                                     ====         ====         =====         =====          ====           ====           ====
TOTAL PROFESSIONALS (MOR-1)          NONE         NONE            55            50             0              0              0


A. No insiders were funded directly by Debtor. However, two insiders are paid by SSPUSA, a subsidiary of the Debtor.

     Larry Ray was paid $31,666 for salary, and Ron Lefaive was paid $13,750 for salary.

     Under the KERP plan approved by the court, Lefaive received a KERP payment and Ray received forgiveness on a portion of his loan in May.

     Both were also reimbursed for accrued vacation & personal leave as of 5/31/03 in accordance with the KERP plan in May.

     Both also received reimbursement for out-of-pocket expenses.

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(30)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.)

                                      MOR-9